LCNB Investment Highlights August 2019

Forward-Looking Statements This presentation, as well as other written or oral communications made from time to time by us, contains certain forward-looking information within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements relate to future events or future predictions, including events or predictions relating to our future financial performance, and are generally identifiable by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “plan,” “intend,” “target,” or “anticipates” or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances or effects. These forward-looking statements regarding future events and circumstances involve known and unknown risks, including those risk factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2018, and other SEC filings, uncertainties and other factors that may cause our actual results, levels of activity, financial condition, performance or achievements to be materially different from any future results, levels of activity, financial condition, performance or achievements expressed or implied by such forward-looking statements. This information is based on various assumptions, estimates or judgments by us that may not prove to be correct. Important factors to consider and evaluate in such forward-looking statements include: · changes in competitive and market factors that might affect our results of operations; · changes in laws and regulations, including without limitation changes in capital requirements under the Basel III capital standards; · changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events; · our ability to identify potential candidates for, and consummate, acquisition or investment transactions; · the timing of acquisition or investment transactions; · local, regional and national economic conditions and events and the impact they may have on us and our customers; · targeted or estimated returns on assets and equity, growth rates and future asset levels; · our ability to attract deposits and other sources of liquidity and capital; · changes in the financial performance and/or condition of our borrowers; · changes in the level of non-performing and classified assets and charge-offs; · changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, as well as changes in borrowers payment behavior and creditworthiness; · changes in our capital structure resulting from future capital offerings or acquisitions; · inflation, interest rate, securities market and monetary fluctuations; · the affects on our mortgage warehouse lending and retail mortgage businesses of changes in the mortgage origination markets, including changes due to changes in monetary policies, interest rates and the regulation of mortgage originators, services and securitizers; 1

Forward-Looking Statements · timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; · changes in consumer spending, borrowing and saving habits; · technological changes; · our ability to grow, increase market share and control expenses, and maintain sufficient liquidity; · volatility in the credit and equity markets and its effect on the general economy; · the potential for customer fraud; · effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; · the businesses of the Bank and any acquisition targets or merger partners and subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected; · our ability to integrate currently contemplated and future acquisition targets may be unsuccessful, or may be more difficult, time-consuming or costly than expected; and · material differences in the actual financial results of merger and acquisition activities compared with expectations. These forward-looking statements are subject to significant uncertainties and contingencies, many of which are beyond our control. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, financial condition, performance or achievements. Accordingly, there can be no assurance that actual results will meet our expectations or will not be materially lower than the results contemplated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document or, in the case of documents referred to or incorporated by reference, the dates of those documents. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, except as may be required under applicable law. 2

LCNB Investment Highlights – Overview

Stable & Attractive Markets	‣ 140 year-old community bank located in attractive markets in southwestern Ohio and Columbus with good demographics, stable home prices, and strong economic activity
Consistent, High-Performing Franchise	‣ High and consistent profitability driven by disciplined organic loan growth, diversified revenue base, and low-cost, core deposits (0.66% cost of funds as of June 30, 2019) – 38 of the last 44 years with 1% or above ROAA[1] ‣ Consistently stable dividends (current yield of 3.78%) ‣ Strong asset quality and capital ratios driven by conservative underwriting of loans and robust earnings ‣ Leverageable platform and ability to drive earnings growth through organic growth and acquisitions
Seasoned Management Team	‣ Seasoned management team with extensive history of working together ‣ Top seven executives have an average of 30 years of experience
Financially Attractive Acquisitions	‣ LCNB viewed as “acquirer of choice” in its markets ‣ Successfully completed four acquisitions since 2013[2] ‣ Target-rich environment for additional acquisitions ‣ 16 banks with assets between $200 million and $800 million in and around current markets[3] ‣ Highly selective in choosing right partner

Source: S&P Global Market Intelligence, Company documents.
[1] Company data from 1975 to 2018.
[2] Columbus First Bancorp acquisition completed 5/18, BNB Bancorp acquisition completed 4/15, Eaton National Bank and Trust acquisition completed 1/14 and First Capital Bancshares acquisition completed 1/13
[3] Defined as banks and thrifts (excluding mutuals and merger targets) headquartered in the following MSAs: Athens, Bellefontaine, Celina, Chillicothe, Cincinnati, Columbus, Dayton, Greenville, Huntington-Ashland, Point Pleasant, Portsmouth, Sidney, Springfield, Urbana, Lima-Wapakoneta, Washington Court House and Wilmington.

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LCNB Investment Highlights – Recent Events Highlights of 2Q 2019  LCNB reported 2Q and YTD EPS of $0.36 and $0.71, respectively.  Net interest income for 2Q and YTD was, respectively, $2,222,000 and $5,425,000 greater than the comparable periods in 2018.  Quarterly ROAA and ROATCE remained strong at 1.15% and 12.27%, respectively.  Asset quality remained strong with 2Q 2019 NPAs/assets (excluding TDRs) of 0.19% and LTM charge-offs of only two basis points.  LCNB continued to be well capitalized, with 2Q 2019 tangible common equity to tangible assets of 10.12%.  Commenced repurchase of shares in April 2019. Acquisition of Columbus First Bancorp, Inc.  Closed acquisition of Columbus First Bancorp in May 2018.  Added approximately $324 million in assets, $280 million in loans, $256.2 million in deposits and one branch.  Columbus is now the 14th most populous city in the United States with nearly 80% of U.S. corporate headquarters only a one-hour flight away.  By expanding into the Columbus market, LCNB is building its presence in one of the most attractive banking markets in the Midwest. The transaction continues to enhance LCNB’s long-term profitability metrics and earnings growth. Source: S&P Global Market Intelligence, Company documents 4

LCNB Investment Highlights – The Franchise  $1.6 billion in assets and $1.4 billion in deposits, Branch Map headquartered in Lebanon, Ohio (Warren County)  36 branches in southwestern Ohio, primarily in and around the attractive Cincinnati MSA along with one new branch in the Columbus MSA  10th largest bank in the Cincinnati MSA by deposits  Warren County, inside Cincinnati MSA, is the fourth fastest growing county of the 88 counties in Ohio with a 3.87% projected 5-year population growth rate  Warren County also possesses the second highest median household income in Ohio at $84,352, compared to the national average of $63,174  LCNB’s major business lines serving that market include: LCNB Deposits in Top Three Markets – Retail 2018 Deposits Percent of Market Branches Rank ($000) Franchise (%) – Commercial Cincinnati 20 10 747,794 54.2% – Trust and Investments Columbus 1 20 226,401 16.4% – Investment Services Division Dayton 4 11 124,521 9.0% Total in Top 3 25 1,098,716 79.6% Source: S&P Global Market Intelligence, Company documents. Deposit data and rankings as of 6/30/18 5

LCNB Investment Highlights – Management Team  Experienced management team with an average of 30 years of banking experience and many executives that have worked together for over 20 years Years of Name Experience Title Background Eric has been President of LCNB Corp. and LCNB National Bank since President, CEO & Eric J. Meilstrup 31 October 2018 and has been Chief Executive Officer of both LCNB Corp. and Director LCNB National Bank since June 2019. Chief Financial Rob has been the Chief Financial Officer and Executive Vice President of Robert C. Haines 27 Officer LCNB Corp. since January 2008. Larry serves as Executive Vice President and Chief Operating Officer of Chief Operating Lawrence P. Mulligan Jr. 29 LCNB Corp. and its wholly-owned subsidiary, LCNB National Bank since May Officer 2019. Mike has been Executive Vice President and Trust Department Head of LCNB Executive Vice Michael R. Miller 35 Corp. and its subsidiary LCNB National Bank since April 2017 (previously with President Fifth Third). Matt has been Chief Lending Officer and Executive Vice President of LCNB Executive Vice Matthew P. Layer 37 Corp. since January 2008. He serves as Chief Lending Officer and Executive President Vice President of LCNB National Bank. Executive Vice Brad has been the Chief Investment Officer and Executive Vice President at Bradley A. Ruppert 20 President LCNB Corp., and LCNB National Bank since January 2017. John has been Executive Vice President and Columbus Market President at Executive Vice John F. Smiley 29 LCNB Corp. since May 2018. He served as President and Chief Lending President Officer at Columbus First Bank. 6

LCNB Investment Highlights

Financial Highlights

		Calendar Year Ended					LTM	Quarter Ended			
		2014	2015	2016	2017	2018	6/19	9/18	12/18	3/19	6/19
Balance Sheet ($000)	Total Assets	1,108,066	1,280,531	1,306,799	1,295,638	1,636,927	1,642,012	1,620,299	1,636,927	1,632,387	1,642,012
	Gross Loans	698,956	770,938	819,803	849,060	1,198,623	1,230,261	1,162,325	1,198,623	1,207,134	1,230,261
	Reserves	3,121	3,129	3,575	3,403	4,046	4,112	4,016	4,046	4,126	4,112
	Deposits	946,205	1,087,160	1,110,905	1,085,821	1,300,919	1,357,959	1,371,023	1,300,919	1,347,857	1,357,959
	Total Equity	125,695	140,108	142,944	150,271	218,985	222,972	213,515	218,985	224,018	222,972
	Common Equity	125,695	140,108	142,944	150,271	218,985	222,972	213,515	218,985	224,018	222,972
Capital Ratios (%)	Loans / Deposits	73.87	70.91	73.80	78.20	92.14	90.60	84.78	92.14	89.56	90.60
	Total Equity / Assets	11.34	10.94	10.94	11.60	13.38	13.58	13.18	13.38	13.72	13.58
	Tangible Equity / Tangible Assets	8.72	8.43	8.54	9.25	9.87	10.12	9.61	9.87	10.23	10.12
	Common Equity / Assets	11.34	10.94	10.94	11.60	13.38	13.58	13.18	13.38	13.72	13.58
	Tangible Common Equity / Tangible Assets	8.72	8.43	8.54	9.25	9.87	10.12	9.61	9.87	10.23	10.12
	Tier 1 Capital Ratio	13.92	13.46	13.00	13.29	12.65	12.44[1]	12.97	12.65	12.77	12.44[1]
	Total Risk-Based Capital Ratio	14.38	13.85	13.41	13.66	12.98	12.77[1]	13.30	12.98	13.10	12.77[1]
	Leverage Ratio	8.53	8.62	8.81	9.51	9.96	9.95[1]	10.01	9.96	10.09	9.95[1]
Profitability (%)	Net Income ($000)	9,869	11,474	12,482	12,972	14,845	18,749	4,201	5,193	4,627	4,728
	Core ROAA	0.99	0.98	0.95	1.00	1.19	1.23	1.16	1.36	1.18	1.21
	Core ROAE	9.01	8.83	8.56	8.86	9.46	9.14	8.76	10.28	8.71	8.83
	Core ROATCE	11.93	11.77	11.25	11.49	13.13	12.89	12.49	14.60	12.23	12.31
	Net Interest Margin	3.66	3.64	3.51	3.58	3.63	3.68	3.62	3.72	3.66	3.70
	Efficiency Ratio	61.77	60.60	61.22	62.43	61.42	61.15	59.76	58.01	63.90	62.91
Asset Quality (%)	NPAs / Assets	1.92	1.27	1.34	1.04	0.84	0.68	0.80	0.84	0.69	0.68
	NPAs-Ex-TDRs / Assets	0.63	0.20	0.44	0.23	0.20	0.19	0.16	0.20	0.19	0.19
	NPLs / Loans	2.84	2.00	2.13	1.58	1.12	0.90	1.11	1.12	0.91	0.90
	NCOs / Average Loans	0.21	0.18	0.06	0.05	0.03	0.01	0.09	(0.02)	(0.06)	0.02
	Reserves / Gross Loans	0.45	0.41	0.44	0.40	0.34	0.33	0.35	0.34	0.34	0.33
	Reserves / NPLs	15.71	20.26	20.48	25.33	30.04	37.21	31.11	30.04	37.57	37.21
Per Share Data ($)	Common Shares Outstanding	9,311,318	9,925,547	9,998,025	10,023,059	13,295,276	12,978,554	13,304,976	13,295,276	13,314,148	12,978,554
	Book Value Per Share	13.50	14.12	14.30	14.99	16.47	17.18	16.05	16.47	16.83	17.18
	Tangible Book Value Per Share	10.08	10.58	10.86	11.64	11.67	12.30	11.24	11.67	12.05	12.30
	EPS after Extra	1.05	1.17	1.25	1.29	1.24	1.43	0.32	0.40	0.35	0.36
	Dividends Paid	0.64	0.64	0.64	0.64	0.65	0.67	0.16	0.17	0.17	0.17
	Dividend Payout Ratio	60.95	54.70	51.20	49.61	52.42	46.85	50.00	42.50	48.57	47.22

Source: S&P Global Market Intelligence; [1]Bank Regulatory Filing

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LCNB Investment Highlights – Consistent Profitability Consistent and Strong ROATCE  LCNB has consistently delivered solid operating performance and profitability regardless of economic climate, as demonstrated in the chart below. LCNB has been at approximately an 11% return on average tangible common equity or higher in various economic cycles over the last 15 years and over the last twelve months. 14.75 13.97 13.54 13.11 12.59 12.60 11.79 11.90 11.73 11.75 11.68 11.49 11.08 10.96 11.06 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 LTM LCNB Peer Median Peer Average Source: S&P Global Market Intelligence; Peers defined as nationwide public banks and thrifts; LTM as of 6/30/19 8

LCNB Investment Highlights – Deposits and Loans Deposit Composition Loan Breakdown Construction Farm 5.9% 4.3% HELOC 2.8% Time > $100k 12.1% 1-4 Family C&I 24.2% 6.6% Time < $100k 12.6% Transaction 49.4% MMDA + Savings 25.9% Multifamily + CRE 56.2% MRQ Cost of Interest-bearing Deposits: 0.96% MRQ Yield on Loans & Leases: 4.82% MRQ Cost of Funds: 0.66% MRQ Yield on Interest-earning Assets: 4.40% Source: Company documents and call report data as of 6/30/19 9

LCNB Investment Highlights NCOs/Average Loans (%)  LCNB has achieved consistently strong profitability without reaching for growth or compromising its credit standards. On the contrary, LCNB’s intimate knowledge of its communities and its customers has resulted in minimal credit losses throughout and since the recession. 1.2% 1.0% 0.8% 0.6% 0.44 0.39 0.4% 0.21 0.19 0.18 0.18 0.2% 0.14 0.10 0.08 0.06 0.08 0.06 0.05 0.03 0.01 0.0% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 LTM LCNB Peer median Peer average Source: S&P Global Market Intelligence; Peers defined as public banks and thrifts headquartered in the United States; LTM as of 6/30/19 10

LCNB Investment Highlights – Stable Common Dividends LCNB Common Dividend Payments Per Share  LCNB has never decreased or suspended its dividend  Since beginning dividend payments in 1998, LCNB has consistently maintained or increased its quarterly dividend  LCNB shares currently yield 3.78% versus an average 1.90% for publicly traded, small cap U.S. banks1 $0.68 $0.64 $0.64 $0.64 $0.64 $0.64 $0.64 $0.64 $0.64 $0.64 $0.64 $0.65 $0.62 $0.60 $0.58 $0.56 $0.53 $0.51 $0.46 $0.45 $0.40 $0.36 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019* Source: S&P Global Market Intelligence. *2019 annualized as of 6/30/19 1Based on SNL Small Cap Index market data as of 8/1/19 11

LCNB Investment Highlights Dividend Payout Ratio (%)  In 13 of the last 15 years, LCNB has returned half or more of its net income to shareholders through dividends. Unlike many banks during the 2008 – 2011 period, LCNB never reduced its dividend and maintains a strong dividend payout ratio. In addition, LCNB has pursued stock buybacks in 2019 as part of its overall capital management plan. 80% 70% 66.0 64.6 64.6 60.0 61.0 60% 57.4 58.2 54.7 53.3 52.5 51.2 52.4 49.6 50% 46.0 46.9 40% 30% 20% 10% 0% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 LTM LCNB Peer median Peer average Source: S&P Global Market Intelligence; Peers defined as nationwide public banks and thrifts; LTM as of 6/30/19 12

LCNB Investment Highlights Liquidity  As LCNB has grown organically and through acquisitions, it has seen a significant increase in liquidity. 45,000 45,000 40,000 40,000 Three Month ADTV: 37,655 35,000 35,000 30,000 30,000 25,000 25,000 20,000 20,000 15,000 15,000 10,000 10,000 5,000 5,000 0 0 8/1/2009 8/1/2010 8/1/2011 8/1/2012 8/1/2013 8/1/2014 8/1/2015 8/1/2016 8/1/2017 8/1/2018 8/1/2019 LCNB Three Month ADTV Three Month ADTV Source: S&P Global Market Intelligence, Company documents as of 8/1/19 13

LCNB Investment Highlights

Ownership Profile

Top 20 - Stakeholder/Insider Ownership Information	
Holder	% Owned
William G. Huddle	1.45
Michael J. Johrendt	1.15
John H. Kochensparger III	1.14
Spencer S. Cropper	0.90
John F. Smiley	0.86
William H. Kaufman	0.56
Stephen P. Wilson	0.46
George L. Leasure	0.27
Steve P. Foster	0.23
Matthew P. Layer	0.08
Leroy F. McKay	0.06
Robert C. Haines II	0.05
Eric J. Meilstrup	0.04
Michael R. Miller	0.04
Anne E. Krehbiel	0.04
Bradley Austin Ruppert	0.02
Lawrence P. Mulligan Jr.	0.00
Craig M. Johnson	0.00
Mary E. Bradford	0.00
Valerie Shreffler Krueckeberg	0.00

Top 20 - Institutional Ownership Information	
Holder	% Owned
Vanguard Group Inc.	3.55
BlackRock Inc.	3.53
Castine Capital Management LLC	2.95
Dimensional Fund Advisors LP	1.83
Pacific Ridge Capital Partners LLC	1.62
State Street Global Advisors Inc.	1.34
Kennedy Capital Management Inc.	1.33
Hamilton Capital Management Inc	1.32
Renaissance Technologies LLC	1.28
American Money Management Corp.	0.84
FMR LLC	0.83
Geode Capital Management LLC	0.82
BNY Asset Management	0.77
Northern Trust Global Investments	0.77
Maltese Capital Management LLC	0.62
PanAgora Asset Management Inc.	0.55
Martingale Asset Management L.P.	0.47
Cornerstone Advisory LLC	0.38
Johnson Investment Counsel Inc.	0.36
Grantham Mayo Van Otterloo & Co. LLC	0.27

Source: S&P Global Market Intelligence

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LCNB Investment Highlights Ten Year Total Return (%) 300.00 250.00 200.00 178.0% 150.00 128.0% 100.00 50.00 0.00 -50.00 Jul-09 May-10 Mar-11 Jan-12 Nov-12 Sep-13 Jul-14 May-15 Mar-16 Jan-17 Nov-17 LCNB SNL U.S. Bank & Thrift Source: S&P Global Market Intelligence as of 8/1/19 15

LCNB Investment Highlights – Attractive Relative Valuation

Selected Peer Midwest Bank Comparison (Sorted by Assets)

- Banks and thrifts headquartered in Ohio, Kentucky and Indiana with assets $1 billion - $3 billion, excluding merger targets

Financials as of: 6/30/2019

				Operating Information								Market Information				
Ticker	Name	HQ	Assets ($MM)	TCE / Tang. Assets (%)	LTM Core ROAA (%)	LTM Core ROATCE (%)	LTM Efficiency Ratio (%)	Loans / Deposits (%)	NPAs / Assets (%)	LTM NCOs / Loans (%)	7/31/19 Price ($)	Market Cap ($MM)	Div. Yield (%)	Price / Tang. Book (%)	Price / LTM EPS (x)
1. FMNB	Farmers National Banc Corp.	Canfield, OH	2,405.9	10.22	1.49	15.79	58.4	89.0	0.36	0.08	14.61	405.7	2.46	168.0	12.1
2. CIVB	Civista Bancshares, Inc.	Sandusky, OH	2,203.0	10.89	1.51	15.37	61.0	97.9	0.38	-0.01	22.17	347.3	1.98	150.5	18.2
3. MFSF	MutualFirst Financial, Inc.	Muncie, IN	2,090.9	9.27	1.06	12.30	66.8	95.1	0.45	0.09	32.59	278.7	2.45	145.6	13.1
4. SFIG.A	STAR Financial Group, Inc.	Fort Wayne, IN	2,009.7	10.84	1.09	10.37	65.8	84.7	0.95	0.46	63.00	232.8	0.00	107.0	10.7
5. FFMR	First Farmers Financial Corporation	Converse, IN	1,749.1	9.31	1.69	18.83	53.0	93.5	1.26	0.28	42.50	305.7	2.82	188.1	11.0
6. FMAO	Farmers & Merchants Bancorp, Inc.	Archbold, OH	1,530.5	11.68	1.47	12.48	60.6	87.8	0.17	0.04	28.64	315.4	2.09	184.1	17.8
7. NWIN	NorthWest Indiana Bancorp	Munster, IN	1,309.3	8.67	1.09	13.28	65.2	79.3	1.09	0.03	45.00	155.3	2.76	145.7	13.8
8. MBCN	Middlefield Banc Corp.	Middlefield, OH	1,288.4	9.20	1.08	11.65	63.6	94.9	1.08	0.10	43.64	141.5	2.57	121.0	10.9
9. FSFG	First Savings Financial Group, Inc.	Clarksville, IN	1,129.7	8.00	1.17	13.88	69.7	93.7	1.38	0.01	60.55	141.2	1.06	159.1	11.6
10. LMST	Limestone Bancorp, Inc.	Louisville, KY	1,126.8	9.00	1.03	11.99	69.8	85.6	0.55	-0.08	15.16	112.0	0.00	111.5	9.9
11. HLAN	Heartland BancCorp	Whitehall, OH	1,101.0	11.01	1.18	11.97	63.3	92.9	0.20	0.05	82.00	165.4	2.54	136.7	12.6
12. KTYB	Kentucky Bancshares, Inc.	Paris, KY	1,087.0	9.09	1.14	13.60	70.9	81.4	0.20	0.10	24.35	144.6	2.79	149.4	12.0
13. OVBC	Ohio Valley Banc Corp.	Gallipolis, OH	1,035.0	11.31	0.96	9.08	71.7	89.8	1.82	0.27	36.06	171.9	2.33	147.9	17.3
14. SBFG	SB Financial Group, Inc.	Defiance, OH	1,029.1	10.10	1.08	10.84	72.1	97.0	0.43	0.05	16.56	108.5	2.17	104.6	12.1
	Average		1,506.8	9.90	1.22	12.96	65.1	90.2	0.74	0.11		216.1	2.00	144.2	13.1
	Median		1,298.9	9.70	1.12	12.39	65.5	91.3	0.50	0.06		168.7	2.39	146.8	12.1
LCNB	LCNB Corp.	Lebanon, OH	1,642.0	10.12	1.23	12.90	61.1	90.6	0.69	0.01	18.01	233.7	3.78	146.4	12.6

Source: S&P Global; Note: Where current operating information was unavailable, bank-level or most recent available reporting period was used. NA = not available; NM = not meaningful

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